                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    AMERICAN TELESOURCE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

(4)  Date Filed: October 25, 1999

                    AMERICAN TELESOURCE INTERNATIONAL, INC.
                      12500 Network Boulevard, Suite 407
                            San Antonio, TX  78249
                                (210) 558-6090

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 9, 1999

To the Stockholders:

     The Annual Meeting of Stockholders (the "Annual Meeting") of American TeleSource International, Inc. (the "Company") will be held at the Fiesta Americana hotel in Mexico City, Mexico at Reforma #80, Colonia Juarez, Mexico, D.F. 06600 on December 9, 1999 at 10:00 a.m. local time, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

Item 1. Election of two members to the Board of Directors to serve until the 2002 Annual Meeting of Stockholders and until their respective successors shall be elected and qualify.

Item 2. Ratification of selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending July 31, 2000.

     Transaction of such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 12, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's executive offices, located at the address set forth above.

                                         By Order of the Board of Directors


                                         H. Douglas Saathoff
                                         CORPORATE SECRETARY
San Antonio, Texas
October 25, 1999

                                   IMPORTANT

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please mark, sign and return the enclosed proxy as promptly as possible in the enclosed envelope so that your stock may be represented at the Annual Meeting. A person giving a proxy has the power to revoke it. If you attend the Annual Meeting, your proxy will not be counted with respect to any matter upon which you vote in person.

                    AMERICAN TELESOURCE INTERNATIONAL, INC.
                      12500 Network Boulevard, Suite 407
                            San Antonio, TX  78249
                                (210) 558-6090

                                --------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 9, 1999

                                --------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement and the accompanying proxy are furnished to the stockholders of American TeleSource International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting") to be held on December 9, 1999 in Mexico City, Mexico at the Fiesta Americana hotel at Reforma #80, Colonia Juarez, Mexico, D.F. 06600, at 10:00 a.m. local time. This Proxy Statement, the accompanying proxy and the Company's Summary Annual Report to Stockholders for the year ended July 31, 1999 (which includes a copy of the Company's Annual Report on Form 10-K for the year ended July 31, 1999 in its back pocket) are first being sent or given to stockholders on or about October 25, 1999.

     Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a stockholder at any time before it is voted at the Annual Meeting or any adjournment thereof by filing with the Secretary of the Company a notice in writing revoking the proxy, or by duly executing and submitting a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted FOR the Items set forth therein. As to other matters that may properly come before the Annual Meeting, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is an executive officer of the Company.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of the common stock. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telegraph but will not be separately compensated for such solicitation services.

                          STOCKHOLDERS' VOTING RIGHTS

     Each share of the Company's Common Stock, $.001 par value ("Common Stock"), outstanding at the close of business on October 12, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of the Company's Common Stock is entitled to one vote. There were 48,685,287 shares of Common Stock outstanding on the Record Date. Additionally, each holder of the Company's Series A Preferred Stock shall be entitled to that number of votes equal to that number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted as of the record date, said number being 3,287,480.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the holders of a majority of the outstanding shares of Common Stock entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. Votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Proxies which are properly signed and returned with no specification made will be voted FOR each particular matter. The votes required with respect to the Items set forth in the Notice of Annual Meeting of Stockholders are set forth in the discussion of each Item herein.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each other executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.
(13)

                                        Amount and Nature of
                                      Beneficial Ownership of
       Name                               Common Stock(1)      Percent of Class
       ----                           ----------------------   ----------------

Arthur L. Smith (2)...................       3,290,283               6.66%
Charles R. Poole. (3).................         326,666                  *
H. Douglas Saathoff (4)...............         860,418               1.74%
Craig K. Clement (5)..................         656,668               1.33%
Sandra Poole-Christal (6).............         115,000                  *
Murray R. Nye (7).....................         470,500                  *
Robert B. Werner (8)..................         372,362                  *
Tomas Revesz (9)......................         122,000                  *
Richard C. Benkendorf (10)............         180,000                  *
Carlos K. Kauachi (11)................         134,123                  *
All directors and executive officers
 as a group (16 persons) (12).........       7,221,188              13.78%

 *   Less than 1%

(1) To the knowledge of the Company, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him. Shares of Common Stock that are not outstanding but that may be acquired by a person upon exercise of options or warrants within 60 days of the Record Date are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
(2) Includes 733,334 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(3) Includes 266,666 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(4) Includes 766,668 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(5) Includes 656,668 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(6) Includes 40,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(7) Includes 205,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(8) Includes 178,393 shares issuable upon exercise of presently exercisable options and warrants or options and warrants exercisable within 60 days of the Record Date.
(9) Includes 105,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(10) Includes 85,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(11) Includes 30,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(12) Includes 3,708,397 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(13) In accordance with the issuance of the Company's Series B Preferred Stock, The Shaar Fund has the right to convert its preferred shares into common stock at the lesser of $1.375 or seventy-eight (78%) of the average of the five lowest closing bid prices of the common stock on the NASD Over-the-Counter Bulletin Board during the ten trading day period preceding the date of conversion. The Shaar Fund may convert its Preferred Stock within 60 days of the Record Date, and if the conversion price were to approximate $0.75 the Shaar Fund may become the owner of more than 5% of the outstanding Common Stock of the Company.

     The following table sets forth certain information regarding ownership of the Company's wholly-owned subsidiary GlobalSCAPE, Inc.'s Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company or the Company's subsidiary, (iii) the Chief Executive Officer and each other executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                        Amount and Nature of
                                      Beneficial Ownership of
       Name                               Common Stock(1)      Percent of Class
       ----                           ----------------------   ----------------

Arthur L. Smith (2)...................          18,190               1.05%
H. Douglas Saathoff (2)...............          18,190               1.05%
Craig K. Clement (2)..................          18,190               1.05%
Sandra Poole-Christal (3).............          97,143               5.40%
All directors and executive officers
 as a group (4 persons) (4)...........         151,713               8.19%

(1) To the knowledge of the Company, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him. Shares of Common Stock that are not outstanding but that may be acquired by a person upon exercise of options or warrants within 60 days of the Record Date are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
(2) Includes 18,190 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(3) Includes 97,143 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.
(4) Includes 151,713 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of the Record Date.

                                    ITEM 1.
                           ELECTION OF TWO DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides that the number of directors shall be determined by resolution of the Board of Directors. The Board of Directors has by resolution established the number of directors of the Company at six, with such directors being divided into three classes. The Board proposes that the shareholders elect two directors to serve until the Annual Meeting of Stockholders in 2002 and until their successors have been duly elected and qualified. Proxies cannot be voted for more than two persons. The nominees, Murray R. Nye and Richard C. Benkendorf, will constitute the Class B directors. The other directors of the Company will continue in office for their existing terms. Each of the nominees is presently serving as a director of the Company. Biographical information on the following two nominees and continuing directors is set forth below under "Management."

     Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of Common Stock entitled to vote. Votes withheld are not counted in the number of votes cast in the election of directors. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. The enclosed proxy, if properly signed and returned will be voted FOR the election of the two nominees unless the vote is WITHELD. Although the Company does not anticipate that either of such nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by the Board of Directors.

Name                          Age       Position(s) with the Company
----                          ---       ----------------------------

CLASS B - NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 1999

Murray R. Nye                 47       Director
Richard C. Benkendorf         60       Director
================================================================================

CLASS C - DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2000

Arthur L. Smith               34       Director and Chief Executive Officer
Robert B. Werner              42       Director

CLASS A - DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

Carlos K. Kuauchi             59       Director and Chief Executive Officer
Tomas Revesz                  62       Director

     THE BOARD OF DIRECTORS RECOMMENDS THAT EACH HOLDER OF COMMON STOCK VOTE "FOR" THE ELECTION OF EACH OF THE TWO INDIVIDUALS NOMINATED ABOVE FOR ELECTION AS DIRECTORS

                                  MANAGEMENT

     The following table sets forth certain information concerning the current directors and executive officers of the Company:

Name                          Age      Position Held
----                          ---      -------------

Arthur L. Smith               34       Chief Executive Officer and Chairman of
                                       the Board of Directors
Charles R. Poole              56       President
H. Douglas Saathoff           37       Secretary, Treasurer, Senior Vice
                                       President and Chief Financial Officer
Craig K. Clement              41       Senior Vice President, Corporate
                                       Development
Everett L. Waller             48       Senior Vice President, Operations
Jeffrey J. Gehring            43       Senior Vice President, Sales and
                                       Marketing
H. Steve Kennedy              44       Senior Vice President, Engineering and
                                       Chief Technical Officer
Charles E. Bagby, Jr.         45       Senior Vice President, Operations and
                                       Engineering
Glenn Dower                   49       Senior Vice President, Chief Information
                                       Officer
Sandra Poole-Christal         33       President of GlobalSCAPE, Inc.
Jesus Enriquez                47       Senior Vice President
Murray R. Nye                 47       Director
Tomas Revesz                  62       Director
Richard C. Benkendorf         60       Director
Carlos K. Kauachi             59       Director
Robert B. Werner              42       Director

     Arthur L. Smith has served as Chief Executive Officer and a director of the Company since its formation in June 1996 and served as President of the Company since its formation in June 1996 to July 1998. Mr. Smith also served as President, Chief Operating Officer and a director of ATSI-Canada since its formation in May 1994. From December 1993 until May 1994, Mr. Smith served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994. Mr. Smith has also served as President and Chief Executive Officer of American TeleSource International, Inc., a Texas corporation ("ATSI-Texas"), one of the Company's principal operating subsidiaries, since December 1993. From June 1989 to December 1993, Mr. Smith was employed as director of international sales by GeoComm Partners, a satellite-based telecommunications company located in San Antonio, providing telecommunications services to Latin America. Mr. Smith has over nine years experience in the telecommunications industry.

     Charles R. Poole has served as President of the Company since July 1998 and served as Chief Operating Officer of the Company from December 1997, to July 1998. Mr. Poole served as Vice President of the Company from February 1997 to December 1997. Mr. Poole has also served as Senior Vice President-Sales and Marketing of ATSI-Texas since February 1997. From February 1995 to January 1997, Mr. Poole served as Senior Vice President for A+ Communications, responsible for paging, cellular and telemessaging sales. From April 1994 to February 1995, Mr. Poole served as Senior Vice President of American Paging, a communications company. From 1992 to 1994, Mr. Poole served as Division Manager, Data Documents, Inc. of Chicago, Illinois. From 1989 to 1992, Mr. Poole served as President of GeoComm Partners, a satellite-based telecommunications company located in San Antonio, providing telecommunication services to Latin America. Prior to that time, Mr. Poole was Senior Vice President of Mobilecomm, a Bell South company, for approximately five years.
Mr. Poole has over fifteen years experience in the telecommunications industry. Mr. Poole is the father of Sandra Poole-Christal, President of the Company's subsidiary, GlobalSCAPE, Inc.

     H. Douglas Saathoff, C.P.A., has served as Secretary, Treasurer, Senior Vice President and Chief Financial Officer of the Company since its formation in June 1996. Mr. Saathoff also served as Vice President, Chief Financial Officer and Treasurer of ATSI-Canada since February 1996 and Secretary since June 1996. Mr. Saathoff has served as Vice President-Finance of ATSI-Texas since June 1994, and as Secretary and Treasurer of ATSI-Texas since October 1994. From May 1993 to May 1994, Mr. Saathoff served in the position of Chief Accountant for Santa Rosa Healthcare Corporation, a San Antonio-based healthcare corporation. From January 1990 to February 1993, Mr. Saathoff served as Financial Reporting Manager for U.S. Long Distance Corp., a San Antonio-based, publicly traded long distance telecommunications company. Prior to that time, Mr. Saathoff served as an accountant with Arthur Andersen LLP for approximately five years.

     Craig K. Clement has served as Senior Vice President, Corporate Development of the Company since its formation in June 1996. Mr. Clement has also served as Vice President-Corporate Development for ATSI-Texas since August 1994. From April 1993 to July 1994, Mr. Clement served as Vice President of Corporate Development for LATelco, a wireless communications company. From February 1992 until March 1993, Mr. Clement served as Vice President of Operations for CSI Environmental, an environmental cleanup company. From August 1983 until July 1993, Mr. Clement served as President of Yucca Oil Company, an oil and gas exploration company. Mr. Clement served as a director of Geocommunications, Inc., a satellite networks company, from November 1987 to November 1991. Mr. Clement also served as a director of PANACO, a Nasdaq-traded company, from 1988 to 1993, and was a member of the compensation committee.

     Everett L. Waller has served as Vice President, Operations of the Company since its formation in June 1996. Mr. Waller has also served as Senior Vice President-Operations and Technical Services of ATSI-Texas since January 1997. Mr. Waller served as Senior Vice President-Operations and Sales of ATSI-Texas from August 1993 to January 1997. From May 1994 to August 1995, Mr. Waller served as Vice President-Operations of ATSI-Texas. Prior to that time, Mr. Waller served as Vice President of

Technical Services of U.S. Long Distance Corp., a San Antonio-based, publicly traded long distance telecommunications company, for a period of seven years.

     Jeffrey J. Gehring has served as Senior Vice President, Sales and Marketing of the Company since February 1998 and Vice President of Sales of ATSI-Texas since February 1998. From August 1996 to January 1998, Mr. Gehring served as Regional Vice President at A+ Communications, a communications company. From March 1995 to July 1996, Mr. Gehring was Vice President of Premier Paging Corporation, a communications company. From March 1994 to March 1995 Mr. Gehring was General Manager of American Paging, a communications company. From October, 1991 to March 1994, Mr. Gehring was Vice President of Sales for GeoComm Partners, a satellite-based telecommunications company.

     H. Steve Kennedy has served as Senior Vice President, Engineering and Chief Technical Officer of the Company since January 1998 and Vice President of Engineering of ATSI-Texas since July 1998 and Chief Technical Officer since
April 1998.   From July 1996 to January 1998, Mr. Kennedy served as President and was a principal of HSK INC, a telecommunications service provider. From August 1995 to July 1996, Mr. Kennedy served as Director of Technical Services for Wireless Resources, Inc., a wireless telecommunications company. From July 1994 to August 1995, Mr. Kennedy served as Regional Technical Manager of American Paging, a communications company. From November 1993 to July 1994, Mr. Kennedy served as Vice President of Technical Services for Zycom Corporation, a communications company.

     Glenn Dower has served as Senior Vice President and Chief Information Officer of the Company since January 1999. Mr. Dower was employed from 1989 until 1998 as the Director of Information Resources with DSC Communications, Inc. (Alcatel), a digital switching manufacturer headquartered in Plano, Texas, where he was responsible for directing the deployment of the Internet/Intranet, Executive Information Systems, Information Warehousing and Document Management applications.

     Charles E. Bagby, Jr. has served as Senior Vice President, Operations and Engineering of the Company since May 1999. Prior to joining the Company, Mr. Bagby served for eleven years in various capacities with AT&T, most recently as the Global Customer-Service Satisfaction Team Manager (November, 1997-July,
1998) and then the System Planning and Support Manager (August 1998-May 1999) in the Consumer Markets Division, Global Sales and Service Organization. From August 1996 to November 1997, Mr. Bagby served as a Consultant for AT&T's Quality & Process Improvement (ISO 9000) in its Business Markets Division. From May 1995 to August 1996, he served as the Operations Manager: Latin American Data Communication Services in the Business Communications Services division, and from August 1993 to May 1995 as a Manager: Network Performance & Assets in the Business Communications Services division.

     Sandra Poole-Christal has served as President of GlobalSCAPE, Inc. since January 1, 1998. Ms. Poole-Christal founded GlobalSCAPE, Inc. in 1996 at the request of the Company. Ms. Poole-Christal was one of the founding employees of the Company, serving as its Director of International Sales and Marketing from January 1994 until April 1996. Prior to joining the Company, Ms. Poole-Christal served as an account executive with GeoComm Partners. Ms. Poole-Christal holds a BA in Communications from Baylor University. Ms. Poole-Christal is the daughter of Charles R. Poole, President of the Company.

     Jesus Enriquez has served as Senior Vice President of the Company since February 1998, and as Director General of American TeleSource International de Mexico, S.A. de C.V. (ATSI-Mexico), one of the Company's principal operating subsidiaries, since August 1996. From March 1995 to July 1996 Mr. Enriquez served as Commercial Director of ATSI-Mexico. From January 1989 to February 1995, Mr. Enriquez was the Director General of Servicios Espectro Radioelectricos ("SERSA"), an international communications company in Mexico City.

     Murray R. Nye has served as a director of the Company since its formation in June 1996. Mr. Nye also served as Chief Executive Officer and a director of ATSI-Canada from its formation in May 1994. From December 1993 until May 1994, Mr. Nye served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994. From 1992 to 1995, Mr. Nye served as President of Kirriemuir Oil & Gas Ltd. From 1989 until 1992, Mr. Nye was self-employed as a consultant and Mr. Nye is again currently self-employed as a consultant. Mr. Nye serves as a director of D.M.I. Technologies, Inc., an Alberta Stock Exchange-traded company.

     Tomas Revesz has served as a director of the Company since its formation in June 1996. Mr. Revesz has served as President of Long Distance International, Inc., a long distance reseller, since October 1993. From 1983 to June 1993, Mr. Revesz served as President of Star Long Distance, Inc., also a long distance reseller. From January 1990 until August 1993, Mr. Revesz served as Vice President of Operations of AAA Telephone & Communications, Inc., a telephone interconnection company.

     Richard C. Benkendorf has served as a director of the Company since October 1996. From 1991 to present, Mr. Benkendorf has been a principal of Technology Impact Partners, which provides advisory and investment services. From 1989-1991, Mr. Benkendorf served as Senior Vice President Investment, Planning, Mergers & Acquisitions and Venture Capital for Ameritech, a communications services company.

     Carlos K. Kauachi has served as a director of the Company since October 1996. From 1996 to present, Mr. Kauachi has been self-employed as a consultant. From 1962 until 1996, Mr. Kauachi served in various positions with Telefonos de Mexico, the then privately owned telecommunications monopoly in Mexico, including Vice President-Telephone Business Development, Vice President-Marketing and Sales and, most recently, Vice President-International Business Development.

     Robert B. Werner has served as a director of the Company since September 1998. From 1990 to present, Mr. Werner has been a stockholder and practicing attorney with the law firm of Jeffers and Banack, Incorporated, located in San Antonio, Texas.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                                AND COMMITTEES

     The business affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors of the Company held a total of six meetings during the fiscal year ended July 31, 1999. The Compensation Committee, composed of Messrs. Nye, Benkendorf and Kauachi, reviews and makes recommendations to the Board of Directors regarding executive compensation matters and administers the Company's stock option plans. The Audit Committee, composed of Messrs. Werner, Benkendorf and Revesz, is responsible for reviewing the Company's financial statements and overseeing the Company's accounting practices and audit procedures. The Compensation Committee and the Audit Committee held four meetings each during the fiscal year ended July 31, 1999.
No incumbent director of the Company during the fiscal year ended July 31, 1999 attended fewer than 75% of the aggregate number of meetings of the Board on which the director served.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

     The following table sets forth information concerning the compensation earned during the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the fiscal year ended July 31, 1999 (collectively, the "Named Executive Officers").

                                                    Annual Compensation                   Long-Term Compensation
                                           -------------------------------------------------------------------------
                                                                                       Awards              Payouts
                                                                                 -----------------------------------
                                                                                             Securities
                                                                   Other Annual  Restricted  Underlying     LTIP       All Other
                                   Fiscal                            Compensa-     Stock         Options/  Payout       Compen-
   Name And Principal Position      Year   Salary ($)   Bonus ($)   tion ($)(1)  Awards ($)     SARs (#)     ($)       sation ($)
   ---------------------------      ----   ----------   ---------  ------------  ----------  -----------     ---       ----------

Arthur L. Smith(2)...............    1999   $129,519           -            -           -       200,000        -             -
Chief Executive Officer              1998     96,731     $10,634            -           -                      -             -
                                     1997     91,538      10,000            -           -       800,000        -             -

Charles R. Poole(3)..............    1999    126,442           -            -           -       150,000        -             -
President                            1998     95,808       2,474            -           -        50,000        -             -
                                     1997     46,000 (4)       -            -           -       300,000        -             -
H. Douglas Saathoff(5)...........    1999    102,244           -            -           -       100,000        -             -
Chief Financial Officer, Senior      1998     91,394      13,631            -           -             -        -             -
 Vice President , Treasurer and      1997     87,769      10,000            -           -       900,000        -             -
 Secretary
Craig K. Clement(6)..............    1999     99,015           -            -           -       100,000        -             -
Senior Vice President, Corporate     1998     88,192      15,662            -           -             -        -             -
 Development                         1997     93,448      10,000            -           -       900,000        -             -
Sandra Poole-Christal............    1999     80,000      40,000            -           -        75,000        -             -
President, GlobalSCAPE               1998     73,423      31,000            -           -                      -             -
                                     1997     55,385           -            -           -        15,000        -             -

_______________
(1) Certain of the Company's executive officers receive personal benefits in addition to salary; however, the Company has concluded that the aggregate amount of such personal benefits do not exceed the lesser of $50,000 or 10% of annual salary and bonus for any Named Executive Officer.
(2) Also serves as Chief Executive Officer of American TeleSource International, Inc., a Texas corporation ("ATSI-Texas"), the Company's principal operating subsidiary. Mr. Smith's compensation is paid by ATSI-Texas.
(3) Also serves as President of ATSI-Texas. Mr. Poole's compensation is paid by ATSI-Texas.
(4) Amount shown reflects Mr. Poole's salary from February 1, 1997, the beginning date of his employment with the Company, through July 31, 1997, the end of fiscal 1997.
(5) Also serves as Vice President-Finance and Secretary and Treasurer of ATSI-Texas. Mr. Saathoff's compensation is paid by ATSI-Texas.
(6) Also serves as Vice President-Corporate Development of ATSI-Texas. Mr. Clement's compensation is paid by ATSI-Texas.

Employment Agreements

     The Company has entered into employment agreements with certain of its executive officers as follows:

Name                      Term                                       Minimum
                                                                     Annual Salary
Craig K. Clement          January 1, 1997 - December 31, 1999(4)(5)  $ 92,000(1)
Craig K. Clement          January 1, 2000 - December 31, 2000        $101,424 (2)
Sandra Poole-Christal(7)  January 1, 1998-December 31, 2001(4)       80,000 (3)
Charles R. Poole          August 1, 1998 - July 31, 2001(4)          $127,000(6)
Arthur L. Smith           August 1, 1998 - July 31, 2001(4)          $130,000(6)
H. Douglas Saathoff       January 1, 2000 - December 31, 2000        $104,738 (2)
H. Douglas Saathoff       January 1, 1997 - December 31, 1999(4)(5)  $ 95,000(2)

(1) agreement provides for lump sum payment equal to 6 months of salary in the event of executive's disability or termination without cause; if executive resigns within two months following a change in control of company, or is terminated within 24 months following a change in control of company, executive is entitled to lump sum payment equal to six months of salary.
(2) agreement provides for 6 months of continuing payments in the event of executive's death or disability; if executive is terminated without cause, executive is entitled to continuing payments until the third anniversary of the start date or for 12 months from termination, whichever is longer; if executive resigns following a change in control of Company, executive is entitled to continuing payments until the third anniversary of the start date, or if agreement has been renewed, until 1 year following anniversary date.
(3) agreement provides for 6 months of continuing payments in the event of executive's death or disability; if executive is terminated without cause, executive is entitled to continuing payments until the third anniversary of the start date or for 12 months from termination, whichever is longer; if executive resigns following a change in control of GlobalSCAPE, executive is entitled to continuing payments until the third anniversary of the start date, or if agreement has been renewed, until 1 year following anniversary date.
(4) agreement provides for an automatic renewal for an additional one year term unless notice of termination is given 120 days prior to end of initial term.
(5) notice of non-renewal has been given.
(6) agreement provides for 6 months of continuing payments in the event of executive's death or disability; if executive is terminated without cause or resigns following a change in control in company, executive is entitled to continuing payments until third anniversary of start date or end of 24 months from termination, whichever comes first.
(7) agreement is between Sandra Poole-Christal and the Company's subsidiary GlobalSCAPE, Inc.

     The Board may increase each officer's salary, and may pay a bonus to each of them from time to time. Each of the employment agreements provides for early termination under certain conditions, and restricts each executive from various competing and other potentially damaging activities during employment and for a specified time after termination of employment.

     Pursuant to each of Messrs. Smith's and Poole's employment agreement, the Company granted to them, under the Company's 1998 Stock Option Plan, incentive stock options to purchase 200,000 and 150,000 shares, respectively, of the Company's Common Stock, at an exercise price of $0.55 per share, representing the fair market value of a share of Common Stock on the date of grant. Additionally, pursuant to and on the date each of Messrs. Saathoff's and Clement's employment agreement was entered into, and pursuant to each of Messrs. Smith's and Poole's prior employment agreements, the Company granted to them, under the Company's 1997 Stock Option Plan, nonqualified options to purchase 900,000, 900,000, 800,000 and 300,000 shares, respectively, of the Company's Common Stock, at an exercise price of $0.58 per share, representing the fair market value of a share of Common Stock on the date of grant. In fiscal 1999, Messrs. Saathoff and Clement and Ms.Poole-Christal were issued incentive stock options to purchase 100,000, 100,000 and 75,000 shares, respectively, of the Company's Common Stock, at an exercise price of $0.55 per share representing the fair market value of a share of Common Stock on the date of grant. Upon the occurrence of a change in control, as defined in the respective governing option agreements, the exercisability of all such options, to the extent unexercisable, will be accelerated.

Stock Option Plans

     1997 Option Plan

     The American TeleSource International Inc. 1997 Stock Option Plan (the "1997 Option Plan") was adopted in February 1997 by the Board of Directors of the Company and approved in May 1997 by the Company's shareholders.

     The 1997 Option Plan terminated on February 10, 1998. No further options will be granted under the 1997 Option Plan. All options outstanding under the 1997 Option Plan on the date of termination will remain outstanding under the 1997 Option Plan in accordance with their respective terms and conditions.

     As of July 31, 1999, options for 4,222,667 shares were outstanding under the 1997 Option Plan at a weighted average exercise price of $.75 and options for 3,271,333 shares were exercisable. As of July 31, 1999, 543,000 options had been exercised.

     1998 Option Plan

     The American TeleSource International, Inc. 1998 Stock Option Plan (the "1998 Option Plan") was adopted in September 1998 by the Board of Directors of the Company and approved December 1998 by the Company's shareholders.

     The 1998 Option Plan authorizes the grant of up to two million incentive stock options and non-qualified stock options to employees, directors and certain other persons. As of July 31, 1999, the Board had granted options to purchase 1,843,300 shares of Common Stock under the 1998 Option Plan at exercise prices as follows: (i) 1,541,000 at $0.55 per share, (ii) 302,300 at $0.78 per
share.   As of July 31, 1999, options for 1,785,800 shares were outstanding under the 1998 Option Plan at a weighted average exercise price of $0.60. As of July 31, 1999 no options were exercisable, however, 57,500 options had been forfeited.

Stock Option Grant Table

     The following table sets forth certain information concerning options granted to the Named Executive Officers during the Company's fiscal year ended July 31, 1999.

                                                                                   Potential Realizable Value At Assumed
                                                                                        Annual Rates of Stock Price
                                            Individual Grants                           Appreciation For Option Term
                          ----------------------------------------------------------------------------------------------
                                            Percent of
                                              Total
                             Number of       Options
                            Securities      Granted to    Exercise
                            Underlying      Employees     or Base
                             Options        in Fiscal      Price      Expiration
Name                        Granted (#)       Year       ($/share)       Date           5% ($)(1)       10% ($)(1)
----                        -----------     ----------   ---------    ----------        ---------       ----------

Arthur L. Smith...........  200,000(2)         10.9        $0.55       09/09/08          $180,000         $286,000
Charles R. Poole..........  150,000(2)          8.1        $0.55       09/09/08          $135,000         $214,500
H. Douglas Saathoff.......  100,000(2)          5.4        $0.55       09/09/08          $ 90,000         $143,000
Craig K. Clement..........  100,000(2)          5.4        $0.55       09/09/08          $ 90,000         $143,000
Sandra Poole-Christal.....   75,000(2)          0.4        $0.55       09/09/08          $ 67,500         $107,250

_______________

(1) The 5% and 10% assumed annual compound rates of stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company' estimate or projection of future Common Stock prices. The actual value realized may be greater or less than the potential realizable value set forth in the table.
(2) None of such options are presently exercisable. The options become exercisable in three equal annual installments commencing on September 9, 1999. The exercise price represented the market price of a share of Common Stock on September 9, 1998, the effective date of the grant.

Aggregate Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values
Table

     The following table shows stock options exercised by the Named Executive Officers during the fiscal year ended July 31, 1999, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of July 31, 1999. Also reported are the values of "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the Common Stock price as of July 31, 1999.

                           Shares                                                      Value of Unexercised
                          Acquired                 Number of Securities Underlying         In-the-Money
                             On          Value               Unexercised                    Options at
Name                     Exercise(#)  Realized($)   Options at Fiscal Year End(#)     Fiscal Year End($)(1)
----                     -----------  -----------  -------------------------------  --------------------------
                                                    Exercisable     Unexercisable   Exercisable  Unexercisable
                                                    -----------     -------------   -----------  -------------


Arthur L. Smith               -            -           666,667          333,333       $480,000       $246,000
Charles R. Poole              -            -           216,666          283,334        144,000        184,500
H. Douglas Saathoff           -            -           733,334          266,666        528,000        195,000
Craig K. Clement              -            -           623,334          266,666        448,800        195,000
Sandra Poole-Christal         -            -            15,000           75,000         10,800         56,250

____________________

(1) Values stated are based upon the $1.30 closing price per share on July 30, 1999, as reported on the Electronic Bulletin Board, and represent the difference between the fair market value of the shares underlying the options and the exercise price of the options at fiscal year end.

Compensation Committee Interlocks and Insider Participation

     Messrs. Benkendorf, Kauachi and Nye serve on the Compensation Committee. The Compensation Committee met four times in fiscal 1999.

     In January 1997, the Company entered into an agreement with KAWA Consultores, S.A. de C.V., an international consulting firm of which Company director Carlos K. Kauachi is president, for international business development support. Under the terms of the agreement, the Company paid the consulting firm $8,000 per month for a period of twelve months. In January 1998, the agreement was renewed at $10,000 per month (payable in a combination of cash and Common Stock) for a period of twelve months. In March 1999, the agreement was renewed at $6,000 per month for a period of twelve months.

     The Company has entered into a month-to-month agreement with Technology Impact Partners, a consulting firm of which Company director Richard C. Benkendorf, is principal and owner. Under the agreement, Technology Impact Partners provides the Company with various services that include strategic planning, business development and financial advisory services. Under the terms of the agreement, the Company pays the consulting firm $3,750 per month plus expenses. At July 31, 1999, the Company has a payable to Technology Impact Partners of approximately $74,000.

Director Compensation

     Directors are reimbursed their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors. Each director other than Arthur L. Smith receives $1,000 for each meeting of the Board attended excluding telephonic meetings for which each director other than Arthur L. Smith receives $250.

     On September 9, 1998, each of the directors of the Company were granted options to purchase 75,000 shares of Common Stock of the Company, with the exception of Murray R. Nye, who was granted options to purchase 150,000 shares of Common Stock of the Company. In addition, each of the directors serving on a committee of the Board were granted options to purchase an additional 15,000 shares of Common Stock for each committee served on, at an exercise price of $0.55 per share under the 1998 Option Plan.

                             CERTAIN TRANSACTIONS

     In April 1998, the Company engaged two companies for billing and administrative services related to network management services it provides. The companies, which are owned by Tomas Revesz, a director of the Company, were paid approximately $140,000 for their services during fiscal 1998. Subsequent to year-end, the Company entered into an agreement with the two companies capping their combined monthly fees at $18,500 per month. For fiscal 1999, the companies were paid approximately $180,000 for their services. Additionally, the Company has a payable to Mr. Revesz of $90,000.

     In January 1997, the Company issued 90,000 shares of Common Stock, and in February 1997 the Company issued warrants for the purchase of 250,000 shares of common stock at $0.85 for three years to J&W, a joint venture ("J&W") upon cancellation of a contract with J&W for pay telephone equipment financing. One third of J&W was owned by Robert B. Werner , a director of the Company. Upon dissolution of J&W, Mr. Werner received 30,000 shares of the Common Stock and 83,300 of the warrants. Also in connection with the cancellation of the contract, the Company issued warrants in February 1997 for the purchase of 58,824 shares of Common Stock at $0.85 to Jeffers & Banack, Incorporated, a law firm in which Mr. Werner is a partner. In addition, the Company is represented by the law firm of Jeffers & Banack , Incorporated with respect to one litigation matter.

     See "Compensation Committee Interlocks and Insider Participation" for certain additional relationships and related party transactions.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based on a review of the copies of such forms furnished to the Company and other information, the Company believes that, during the fiscal year ended July 31, 1999, all of its directors and executive officers were in compliance with the applicable filing requirements.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Set forth below is a report submitted by the Compensation Committee of the Board of Directors addressing the Company's compensation policies for fiscal 1999 as they affected Arthur L. Smith as Chief Executive Officer and the other Named Executive Officers.

Compensation Philosophy

     The Board's executive compensation plan for fiscal 1999 was designed to provide significant incentive compensation opportunities in addition to market competitive salaries, and to aid in the retention of the Named Executive Officers. The plan was intended to link individual employee objectives with overall Company strategies for fiscal 1999, and to reward the Named Executive Officers for their individual contributions to those strategies. The committee uses compensation and performance data from a peer group of comparable companies to help it establish market competitive compensation and performance standards for the Company's employees.

     Compensation paid to the Named Executive Officers during fiscal 1999 consisted primarily of three elements: base salaries, cash bonuses and stock option grants. The Board's emphasis on linking compensation to performance criteria and levels of responsibility is reflected in the components of compensation received by the Named Executive Officers during fiscal 1999, as presented in the summary compensation table which precedes this report.

     Base salaries. Minimum base salaries paid to the Named Executive Officers were set according to existing contractual arrangements. Adjustments to those minimum salary levels were determined by evaluating the competitive marketplace, the scope of each individual's responsibilities, the planned and past performance of the Company, and, to a certain extent, subjective measures of each individual's performance.

     Cash Bonuses. Annual cash bonuses to the Named Executive Officers are linked to corporate, individual and product line objectives. In determining the actual cash bonuses paid to the Named Executive Officers, the actual financial performance relative to the Company's 1999 operating plan, market factors and the accomplishments of individual performance objectives are considered. Cash bonuses may be awarded on the basis of the Company's financial performance relative to its plan and individual performance. No cash bonuses were awarded to the named Executive Officers for 1999, except Sandra Poole-Christal.

     Stock Option Grants. Stock options are granted from time to time in order to promote the interest of the Company and its shareholders by providing an effective means to attract, retain and increase the commitment of certain individuals and to provide such individuals with additional incentive to contribute to the success of the Company.

     Chief Executive Officer Compensation.   The compensation paid to the Chief
Executive Officer differed from the other Named Executive Officers only in base salary. Arthur L. Smith's base salary was higher than the other Named Executive Officers of the Company, and considered to be in line with other early stage companies of a similar nature. Cash bonuses paid to Arthur L. Smith were calculated based upon the same criteria used to calculate cash bonuses to the other Named Executive Officers. The differences in the Chief Executive Officer's compensation compared with that of the other Named Executive Officers was attributable to the additional responsibilities associated with that position.

     This Report on Executive Compensation is made by and on behalf of the Board of Directors of the Company.

                      Respectfully submitted,

                      COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                      Murray R. Nye, Richard C. Benkendorf and Carlos K. Kauachi

                               PERFORMANCE GRAPH

     The Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, since October 20, 1997. The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock from October 20, 1997 through July 31, 1998 and July 31, 1999 with the cumulative total return of the NASDAQ Market Value Index and the Company's peer group over the same period. The peer group is comprised of nine telecommunications companies operating in similar markets, offering comparable products and services as the Company. The nine companies included in the peer group are Firstcom Corporation, IDT Corporation, Pacific Gateway Exchange, Primus Telecom Group, Star Telecomm Inc., Startec Global Communications Corporation, Teleglobe Inc., Telscape International Inc., Viatel Inc. The graph assumes that the value of the investments in the Company's Common Stock and each index was $100 at October 20, 1997 and that all dividends were reinvested.

                     Comparison of Cumulative Total Return
                Among the Company, S&P 500 Index and Peer Group


--------------------------------------------------------------------------------
Index for:                Oct. 20,                 July 31,           July 31,
----------                --------                 --------           --------
                            1997                     1998               1999

--------------------------------------------------------------------------------
The Company                   100.0                  27.41              37.90
--------------------------------------------------------------------------------
NASDAQ Market Value Index     100.0                 117.57             166.10
--------------------------------------------------------------------------------
Peer Group                    100.0                 136.53             121.11
--------------------------------------------------------------------------------


     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under the Exchange Act.

                                    ITEM 2.
                         RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending July 31, 2000. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Arthur Andersen LLP has served as the independent accountants of the Company since July 1994. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this item at the Annual Meeting is necessary to ratify the selection of the Company's independent public accountants. The enclosed form of proxy provides a means for stockholders to vote for the ratification of selection of independent public accountants, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of selection of independent public accountants. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item. Broker nonvotes will not be counted and will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2000.


                             STOCKHOLDER PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement for its next annual meeting must do so no later than August 11, 2000.

     The Company's Bylaws provide that any stockholder intending to present a proposal or nomination for election of one or more directors or other proposal at an annual stockholder meeting must deliver a written notice to the Company's Corporate Secretary at the Company's principal executive offices not later than the close of business on the tenth day following the date the Company first makes public disclosure (whether by press release reported by a major national news service or in a document publicly filed by the Company with the Securities and Exchange Commission) of the date of the Annual Meeting.

     Any such notice from a stockholder to the Company's Corporate Secretary must contain (i) the name and address of that stockholder and (ii) a representation that the stockholder is a holder of record of the Company's stock entitled to vote at the meeting and intends to appear in person or by proxy at such meeting to propose the business desired to be brought before the meeting or to nominate the person(s) specified in the notice, as the case may be. If the stockholder's notice to the Company's Corporate Secretary proposes to nominate one or more individuals for election as a director, that notice must also include (i) the name and address of the person(s) to be nominated, (ii) all information relating to each such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including that individual's written consent to being named in the proxy statement as a nominee and to serve as a director if elected) and
(iii) a description of all arrangements or understandings between that stockholder and each nominee and any other person(s) pursuant to which the nomination(s) is to be made by the stockholder. If the stockholder's notice to the Corporate Secretary proposes to bring other business before the Annual Meeting, that notice must include (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting that business at the Annual Meeting, and (ii) any material interest of the stockholder in that business. If a stockholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting may refuse to transact the proposed business or acknowledge the proposed nomination(s) at such meeting.

     In order for a stockholder proposal to be included in the Board of Directors' Proxy Statement for the next Annual Meeting of Stockholders, such proposal must be submitted in writing and must be received at 12500 Network Blvd., Suite 407, San Antonio, Texas 78249, Attention: Corporate Secretary.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.



                                         By Order of the Board of Directors



                                         H. Douglas Saathoff
                                         Corporate Secretary

San Antonio, Texas
October 25, 1999

                    AMERICAN TELESOURCE INTERNATIONAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR AN ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 9, 1999

The undersigned hereby appoints Arthur L. Smith and H. Douglas Saathoff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the annual meeting and at any adjournment thereof, all shares of Common Stock of American TeleSource International, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. If no directions are given and the signed proxy ballot is returned, the proxies will vote FOR Items 1 and 2, and, at their discretion, on any other matter that may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING ITEMS, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

--------------------------------------------------------------------------------
The Board of Directors recommends a vote "FOR" each    Please mark
of the following items, as more fully described in     your vote as  [ X ]
the proxy statement:                                   indicated in
                                                       this example

1. Election of Directors.    NOMINEES: Richard C. Benkendorf, Murray R. Nye

     FOR all nominees      WITHHOLD all nominees
       listed above              listed above
          [  ]                     [  ]

   Place an "X" in this box to withhold authority to vote for any individual nominee and write that name from the list above on the line below. [ ]

   ------------------------------------------------------------------------

2. Ratification of selection of Arthur Andersen LLP as Independent Public Accountants for the fiscal year ending July 31, 2000.
          FOR             AGAINST             ABSTAIN
         [   ]             [   ]                [  ]

   Note such other business that may properly come before the meeting or any adjournment thereof.

   The undersigned acknowledges receipt of the formal notice of Such meeting and the accompanying Proxy Statement.
  _____
       |  Please sign exactly as name appears on the certificate. When shares
       | are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized, person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

          DATE__________________________________________ 1999

          ___________________________________________________

          ___________________________________________________

          ___________________________________________________
          SIGNATURE(S)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY BALLOT PROMPTLY USING THE ENCLOSED ENVELOPE.

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